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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2006

                             CHINA BAK BATTERY, INC.
               (Exact Name of Registrant as Specified in Charter)

             Nevada                    000-49712               86-0442833
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

           BAK Industrial Park, No. 1 BAK Street
             Kuichong Town, Longgang District
            Shenzhen, Peoples Republic of China                 518119
         (Address of Principal Executive Offices)             (Zip Code)

     Registrant's telephone number, including area code: (86-755) 8977-0093

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 9, 2006, China BAK Battery, Inc. (the "Company") issued a press release regarding financial results for its first quarter of fiscal 2006, which ended December 31, 2005. The Company held a conference call and simultaneous web cast on February 10, 2006 regarding the Company's financial results for the Company's first quarter of fiscal 2006. A copy of the transcript of the conference call and simultaneous web cast is attached hereto as Exhibit
99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 10, 2006.

        The conference call and simultaneous web cast contains certain statements that may include "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact are "forward-looking statements" including statements regarding China BAK Battery, Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects," "anticipates" or similar expressions, involve known and unknown risks and uncertainties. These forward looking statements include without limitation that the Company believes its relationships with Lenovo and A123 Systems represent significant growth opportunities, that the Company anticipates that products it develops from its relationship with A123 Systems will have more favorable margins than its core business, that the Company anticipates a significant scale up in the volume of high powered lithium phosphate battery cells as a result of its relationship with A123 Systems, that the Company believes the market for lithium ion batteries will grow in excess of 20% on a worldwide basis and at an even greater rate in China, that the Company believes fiscal 2006 will be another solid year characterized by rapid growth, that the Company expects net income will increase in fiscal 2006 by 100% compared to fiscal 2005, and that the Company may meet or exceed our previously disclosed $27 million make good provision. Although China BAK Battery, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect including without limitation that: the Company's net income for fiscal year 2006 may not be the same as its income guidance and the Company may not achieve the $27 million make good provision, the Company's new OEM relationships may not result in increased sales growth, and the Company's relationship with A123 Systems may not result in the production of a commercially viable product or that the Company will achieve significant sales at a more favorable margin than its core business. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the conference call and simultaneous web cast. China BAK Battery, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China BAK Battery, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China BAK Battery, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China BAK Battery, Inc. does not assume a duty to update these forward-looking statements.

        The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (d)     Exhibits

                The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                99.1 Transcript of conference call and simultaneous web cast held by China BAK Battery, Inc. on February 10, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHINA BAK BATTERY, INC.


Date:  February 16, 2006                             By: /s/ Yongbin Han
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                                                         Yongbin Han
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Transcript of conference call and simultaneous web cast held by
                China BAK Battery, Inc. on February 10, 2006.

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